                                                                                                                       EXHIBIT 10.2

                                              FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION AGREEMENT,  dated as of [________] [__], 20[___],  between GreenPoint Mortgage Funding,  Inc., a New
York corporation ("GMFI") and GreenPoint Mortgage Securities LLC, a Delaware limited liability company (the "Company").

                                                               Recitals

      A. GMFI  has  entered  into  seller  contracts   ("Seller   Contracts")  with  the   seller/servicers   pursuant  to  which  such
seller/servicers sell mortgage loans to GMFI.

      B. The Company wishes to purchase from GMFI certain  Mortgage Loans (as hereinafter  defined)  originated  pursuant to the Seller
Contracts.

      C. The Company,  GMFI,  as servicer,  and  [__________],  as trustee (the  "Trustee"),  are entering into a Pooling and Servicing
Agreement dated as of
[________]  [__],  20[___] (the  "Pooling  and  Servicing  Agreement"),  pursuant to which the Trust will issue  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  20[__]-[__]  (the  "Certificates")  consisting of  [twenty-five  classes  designated as Class A-1,
Class A-2,  Class A-3,  Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1,
Class B-2,  Class B-3,  Class SB,  Class R-I and Class R-II],  representing  beneficial  ownership interests in a trust fund consisting primarily  of a pool of fixed and  adjustable  rate one- to  four-family  mortgage  loans  identified  on Exhibit F to the  Pooling and
Servicing Agreement (the "Mortgage Loans").

      D. In  connection  with the  purchase  of the  Mortgage  Loans,  the  Company  will  assign to GMFI a de  minimis  portion of the
[Class R-I and Class R-II] Certificates (the "Retained Certificates").

      E. In  connection  with the purchase of the  Mortgage  Loans and the  issuance of the  Certificates,  GMFI wishes to make certain representations and warranties to the Company.

      F. The  Company and GMFI intend that the  conveyance  by GMFI to the Company of all its right,  title and  interest in and to the
Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual promises  herein and other good and valuable  consideration, the parties agree as follows:

      1. All  capitalized  terms used but not defined  herein shall have the  meanings  assigned  thereto in the Pooling and  Servicing
Agreement.

      2. Concurrently  with the execution and delivery  hereof,  GMFI hereby assigns to the Company without  recourse all of its right, title and interest in and to the Mortgage  Loans,  including  all  interest and  principal  received on or with respect to the Mortgage
Loans after the Cut-off  Date (other than  payments of principal  and  interest  due on the Mortgage  Loans in the month of the Cut-off
Date). In  consideration  of such assignment,  GMFI will receive from the Company,  in immediately  available funds, an amount equal to
$[________],  including  accrued  interest,  and the Retained  Certificates.  In connection  with such  assignment and at the Company's direction,  GMFI has in respect of each Mortgage Loan endorsed the related  Mortgage Note (other than any Destroyed  Mortgage  Note, as defined in the  following  sentence) to the order of the Trustee and  delivered an  assignment  of mortgage in  recordable  form to the
Trustee or its agent. A Destroyed Mortgage Note means a Mortgage Note the original of which was permanently lost or destroyed.

                  The Company and GMFI intend that the  conveyance  by GMFI to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this  Section 2  shall be, and be construed as, a sale of the Mortgage Loans by GMFI to the Company.
It is,  further,  not intended that such  conveyance be deemed to be a pledge of the Mortgage  Loans by GMFI to the Company to secure a debt or other  obligation of GMFI.  Nonetheless,  (a) this Agreement is intended to be and hereby is deemed to be a security  agreement within  the  meaning of  Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any other applicable  jurisdiction;  (b) the conveyance  provided for in this  Section shall  be deemed to be a grant by GMFI to the Company of a security  interest in all of GMFI's right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage Loans,  including the Mortgage Notes, the Mortgages,  any related insurance policies and all other  documents in the related  Mortgage  Files,  (B) all amounts  payable  pursuant to the Mortgage Loans in accordance  with the terms  thereof and (C) any and all general  intangibles  consisting  of,  arising  from or  relating to any of the  foregoing,  and all proceeds of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other  property, including,  without  limitation,  all amounts from time to time held or invested in the Certificate  Account or the Custodial  Account,
whether in the form of cash,  instruments,  securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the  Trustee of  Mortgage  Notes or such other  items of  property as  constitute  instruments,  money,  payment  intangibles, negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit, investment property,  certificated securities or chattel paper shall be deemed to be  "possession  by the secured  party",  or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction  (including,  without limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and
(d) notifications to persons holding such property, and acknowledgments,  receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments,  receipts or confirmations from, financial intermediaries,  bailees or agents (as applicable)  of the Trustee for the purpose of perfecting  such  security  interest  under  applicable  law. GMFI shall,  to the extent consistent  with this  Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement were deemed to create a security  interest in the Mortgage Loans and the other property  described above, such security interest would be deemed to be a perfected  security  interest of first  priority  under  applicable  law and will be maintained as such  throughout  the term of this
Agreement.  Without  limiting the  generality  of the  foregoing,  GMFI shall  prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company shall file,  or shall cause to be filed,  at the expense of GMFI,  all filings  necessary to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Company's  security  interest in or lien on the Mortgage Loans including  without  limitation (x) continuation  statements, and (y) such other  statements  as may be  occasioned  by (1) any change of name of GMFI or the Company,  (2) any change of location of the place of business,  state of formation or the chief  executive  office of GMFI,  or (3) any transfer of any interest of GMFI in any
Mortgage Loan.

      3. Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to GMFI without  recourse all of its right, title and interest in and to the Retained  Certificates as part of the  consideration  payable to GMFI by the Company  pursuant to this
Agreement.

      4. GMFI  represents and warrants to the Company that on the date of execution  hereof (or, if otherwise  specified  below,  as of the date so specified):

                  (a)      The  information  set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

                  (b)      Each Mortgage Loan  constitutes a qualified  mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury
         Regulations Section 1.860G-2(a)(1);

                  (c)      Immediately  prior to the conveyance of the Mortgage  Loans to the Company,  GMFI had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or  security  interest  (other than rights to servicing and related  compensation) and such conveyance  validly  transfers  ownership of the Mortgage Loans to the
         Company free and clear of any pledge, lien, encumbrance or security interest;

                  (d)      Each  Mortgage Note  constitutes a legal,  valid and binding  obligation  of the  Mortgagor  enforceable  in accordance  with its terms  except as  limited by  bankruptcy,  insolvency  or other  similar  laws  affecting  generally  the enforcement of creditors' rights;

                  (e)      To the best of GMFI's knowledge as of the Cut-off Date, there is no default,  breach,  violation or event of acceleration  existing under the terms of any Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace or cure period, would constitute a default,  breach,  violation or event of acceleration under the terms of any Mortgage
         Note or Mortgage,  and no such default,  breach,  violation or event of  acceleration  has been waived by GMFI or by any other entity involved in servicing a Mortgage Loan;

                  (f)      As of the Cut-off Date,  [none] of the Mortgage Loans are 30 days or more delinquent in payment of principal and interest;

                  (g)      [None] of the Mortgage Loans are Buydown Mortgage Loans;

                  (h)      To the best of  GMFI's  knowledge,  there is no  delinquent  tax or  assessment  lien  against  any  related
         Mortgaged Property;

                  (i)      No Mortgagor  has any valid right of offset,  defense or  counterclaim  as to the related  Mortgage  Note or
         Mortgage, except as may be provided under the Relief Act;

                  (j)      No Mortgage  Loan  provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government;

                  (k)      (1) The proceeds of each Mortgage Loan have been fully disbursed and (2) to the best of Seller's  knowledge, there is no  requirement  for future  advances  thereunder  and any and all  requirements  as to  completion of any on-site or off-site  improvements and as to  disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly
         Payments pending  completion of such  improvements)  have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (l)      To the best of GMFI's  knowledge,  with respect to each  Mortgage  Loan,  there are no  mechanics'  liens or claims for work,  labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy;

                  (m)      With respect to each  Mortgage  Loan, a policy of title  insurance  was  effective as of the closing of each
         Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided;

                  (n)      To the best of GMFI's knowledge,  each Mortgaged Property is free of damage and in good repair and no notice of  condemnation  has been given with respect  thereto and GMFI knows of nothing  involving any Mortgaged  Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

                  (o)      Each Mortgage  contains  customary and  enforceable  provisions  which render the rights and remedies of the holder  adequate to realize the  benefits of the  security  against the  Mortgaged  Property,  including  (i) in the case of a
         Mortgage  that is a deed of trust,  by  trustee's  sale,  or (ii) by  judicial  foreclosure  or, if  applicable,  non-judicial foreclosure,  and to the best of GMFI's  knowledge,  there is no homestead or other exemption  available to the Mortgagor that would  interfere  with such right to sell at a  trustee's  sale or right to  foreclosure,  subject in each case to  applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

                  (p)      To the best of GMFI's  knowledge,  with  respect to each  Mortgage  that is a deed of trust,  a trustee duly qualified  under  applicable law to serve as such is properly named,  designated and serving,  and except in connection with a trustee's  sale after  default by a Mortgagor,  no fees or expenses are payable by the seller or GMFI to the trustee under any
         Mortgage that is a deed of trust;

                  (q)      If the improvements  securing a Mortgage Loan are located in a federal designated special flood hazard area, flood  insurance in the amount required under the Program Guide covers such Mortgaged  Property  (either by coverage under the federal flood insurance program or by coverage from private insurers);

                  (r)      With respect to each Mortgage Loan, any appraisal  made in connection  with the  origination of the Mortgage
         Loan was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

                  (s)      Each Mortgage Loan is covered by a standard hazard insurance policy;

                  (t)      To the best of GMFI's knowledge,  any escrow arrangements  established with respect to any Mortgage Loan are in compliance with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage
         Note;

                  (u)      No Mortgage Loan was  originated  on or after October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia;

                  (v)      As of the Cut-off  Date,  [none] of the  Mortgage  Loans are secured by a  leasehold  estate.  If any of the
         Mortgage Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold  estates for residential  properties is an accepted practice in the area where the related Mortgaged  Property is located;  residential property in such area  consisting  of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision of such lease;  the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                  (w)      Each Mortgage Loan as of the time of its origination  complied in all material  respects with all applicable local, state and federal laws, including, but not limited to, all applicable predatory lending laws;

                  (x)      [None] of the Mortgage  Loans are subject to the Home Ownership and Equity  Protection  Act of 1994.  [None]
         of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination of the loan, are  referred  to as (1) "high cost" or  "covered"  loans or (2) any other  similar  designation  if the law  imposes  greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

                  (y)      To the best of GMFI's  knowledge,  the  Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner;

                  (z)      [None] of the  proceeds of any  Mortgage  Loan were used to finance the  purchase of single  premium  credit insurance policies;

                  (aa)     No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in Appendix
         E of the  Standard & Poor's  Glossary  For File Format For LEVELS®  Version  5.6b  Revised  (attached  hereto as Exhibit  A));
         provided  that no  representation  and  warranty is made in this clause (aa) with  respect to any  Mortgage  Loan secured by a
         Mortgaged  Property  located in the States of Kansas or West  Virginia;  and provided  further  that no  Qualified  Substitute
         Mortgage  Loan shall be a High Cost Loan or Covered  Loan (as such terms are  defined in  Appendix E of the  Standard & Poor's
         Glossary For File Format For LEVELS® in effect on the date of  substitution,  with such exceptions  thereto as the Company and
         Standard & Poor's may reasonably agree);

                  (bb)     No Mortgage  Property  consists  of a mobile home or a  manufactured  housing  unit that is not  permanently affixed to its foundation;

                  (cc)     The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement  for future  advances thereunder;

                  (dd)     With respect to each Mortgage  Loan,  either (i) each  Mortgage Loan contains a customary  provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior  consent of the mortgagee  thereunder  or (ii) the Mortgage Loan is assumable  pursuant to the terms of the Mortgage Note;

                  (ee)     No  Mortgage  Loan  has a  prepayment  penalty  term  that  extends  beyond  five  years  after  the date of origination; and

                  (ff)     No Mortgage Loan provides for deferred interest or negative amortization.

         Upon  discovery  by GMFI or upon  notice  from the Company or the  Trustee of a breach of the  foregoing  representations  and warranties  in respect of any Mortgage  Loan,  or upon the  occurrence  of a Repurchase  Event as described in Section 5  below,  which materially  and  adversely  affects the  interests of any holders of the  Certificates  or the Company in such Mortgage Loan (notice of which breach or  occurrence  shall be given to the Company by GMFI,  if it discovers  the same),  GMFI shall,  within 90 days after the earlier of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all  material  respects or, except as otherwise  provided in Section 2.04 of the Pooling and Servicing  Agreement,  either (i) purchase such Mortgage Loan from the
Trustee or the  Company,  as the case may be, at a price  equal to the  Purchase  Price for such  Mortgage  Loan or (ii)  substitute  a
Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the  manner  and  subject  to the  limitations  set forth in
Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the  representation  set forth in clause (w) of this Section 4, then GMFI shall pay to the Trust Fund,  concurrently  with and in addition to the  remedies  provided  in the  preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

      5. With respect to each Mortgage Loan, a repurchase event  ("Repurchase  Event") shall have occurred if it is discovered that, as of the date hereof,  the related Mortgage was not a valid first lien on the related Mortgaged  Property subject only to (i) the lien of real property taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of recording of such Mortgage and such other  permissible  title  exceptions as are listed in the Program Guide and (iii) other matters to which like  properties are commonly  subject which do not  materially  adversely affect the value,  use,  enjoyment or marketability  of the Mortgaged  Property.  In addition,  with respect to any Mortgage Loan as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying  that the original  Mortgage Note has been lost or destroyed,  if such Mortgage  Loan  subsequently  is in default and the  enforcement  thereof or of the related  Mortgage is materially adversely  affected by the absence of the original  Mortgage Note, a Repurchase Event shall be deemed to have occurred and GMFI will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

                  GMFI hereby  represents  and warrants to the Company that,  with respect to each Mortgage Loan, the REMIC's tax basis in each Mortgage Loan as of the Closing Date is equal to or greater than 100% of the Stated Principal Balance thereof.

                                                       [Signature Page Follows]

                  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their  respective  successors and assigns, and no other person shall have any right or obligation hereunder.

         IN WITNESS  WHEREOF,  the parties  have  entered  into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     GREENPOINT MORTGAGE FUNDING, INC.

                                                     By:_________________________________________________
                                                          Name:
                                                          Title:

                                                     GREENPOINT MORTGAGE SECURITIES LLC

                                                     By:_________________________________________________
                                                          Name:
                                                          Title:

                                                               EXHIBIT A

                                           APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                             FILE FORMAT FOR LEVELS® VERSION 5.6b REVISED

                                            REVISED [________] [__], 20[___]

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard  & Poor's has  categorized  loans  governed  by  anti-predatory  lending  laws in the  Jurisdictions  listed  below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds  set forth in those laws.  Note that certain loans  classified by the relevant  statute as Covered are included in
Standard & Poor's High Cost Loan Category because they included  thresholds and tests that are typical of what is generally  considered
High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann. §§ 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code §§         Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Colorado                           Consumer Equity Protection, Colo. Stat. Ann. §§   Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat. §§ 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------

District of Columbia               Home Loan Protection Act, D.C. Code §§            Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Florida                            Fair Lending Act, Fla. Stat. Ann. §§ 494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann. §§        High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815, §§ 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------

Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.   High Cost Home Loan
                                   §§ 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
---------------------------------- ------------------------------------------------- --------------------------------

Kansas                             Consumer Credit Code, Kan. Stat. Ann. §§          High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id. § 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999

                                                                                     High APR Consumer Loan (id. §
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------

Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat. §§ 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, §§     High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R. §§ 32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R. §§ 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------

                                   Massachusetts Predatory Home Loan Practices Act   High Cost Home Mortgage Loan
                                   Mass. Gen. Laws ch. 183C,  §§ 1 et seq.

                                   Effective November 7, 2004
---------------------------------- ------------------------------------------------- --------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. §§         Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
----------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------

New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat. §§ 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------

Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann. §§      Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Covered Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
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Standard & Poor's Home Loan Categorization

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       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
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Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
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New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
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New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
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North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat. §§ 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
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South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
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